Janus Detroit Street Trust
Janus Henderson AAA CLO ETF
(the “Fund”)
Supplement dated January 20, 2023
to Currently Effective Prospectus
and Statement of Additional Information (“SAI”)
On January 19, 2023, the Board of Trustees (“Board”) of Janus Detroit Street Trust (the “Trust”) authorized an expense limitation agreement for the Fund pursuant to which Janus Henderson Investors US LLC (the “Adviser”) has contractually agreed to waive and/or reimburse a portion of the Fund’s unitary management fee for at least the period January 20, 2023 through February 29, 2024, as described further below.
Effective immediately, the Prospectus for the Fund is amended as follows:

1.	The following replaces the corresponding information under “Fund Summary—Fees and Expenses of the Fund” for the Fund:

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay brokerage commissions and other fees to financial intermediaries on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.26%
Fee Waiver(2)	0.03%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.23%

(1)
Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in other investment companies (“Acquired Funds”). To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the ratio of gross expenses to average net assets presented in the “Financial Highlights” table because that ratio includes only the direct operating expenses of the Fund, not the indirect costs of investing in Acquired Funds.

(2)
Janus Henderson Investors US LLC has contractually agreed to waive and/or reimburse its Management Fee to the extent that the Fund’s total annual fund operating expenses (excluding distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceed 0.22% for at least the period January 20, 2023 through February 29, 2024. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$24	$81	$143	$328

2.	Under “Expense Limitation” in the “Management of the Fund-Management Expenses” section of the Fund’s Prospectus, the following information is added:
The Adviser has contractually agreed to waive and/or reimburse the management fee payable by the Fund in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses (excluding distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceed the annual rate shown below. The Adviser has agreed to continue the waiver for at least the period from January 20, 2023 through February 29, 2024.

Fund Name	Expense Limit Percentage (%)
Janus Henderson AAA CLO ETF	0.22
Effective immediately, the SAI for the Fund is amended as follows:

1.	The following information is added to “Investment Adviser – Janus Henderson Investors US LLC”:
The Adviser has contractually agreed to waive and/or reimburse the management fee payable by the Fund in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses (excluding distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund refer to the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The Adviser has agreed to continue the waiver for at least the period from January 20, 2023 through February 29, 2024.

Fund Name	Expense Limit Percentage (%)
Janus Henderson AAA CLO ETF	0.22

Please retain this Supplement with your records.

2